UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 8, 2005

Commission File Number: 000-25488

RG GLOBAL LIFESTYLES, INC.

(Exact name of registrant as specified in its charter)

California	33-0230641
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

17751 Mitchell Avenue
Irvine, California   92614

(Address of principal executive offices, including zip code)

(949)  486-6666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RG GLOBAL LIFESTYLES, INC.

Section 1  Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On June 8, 2005, Aquair Inc., a wholly owned subsidiary of the Registrant, (the “Company”) executed an Exclusive Sales and Marketing Agreement (the “Agreement”) with Munters Corporation, a New York corporation (“Munters”).

The Agreement provides that the Company will become a worldwide exclusive reseller and marketer for Munters’ patented and patent pending atmospheric water generating products, for all countries except Malaysia, Indonesia, Singapore and Thailand.  The Agreement has a term of five years, with automatic renewal for five year periods, unless otherwise terminated.  The Company has paid Munters a $50,000 deposit towards its commitment to purchase $500,000 of demo units.

There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to this Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: June 8, 2005	RG GLOBAL LIFESTYLES, INC.

	By:	/s/ Louis L. Knickerbocker
Louis L. Knickerbocker,
Chief Executive Officer
Chairman of the Board